Exhibit 21.1

Subsidiaries of the Registrant

Subsidiary	Jurisdiction of Formation
ACREFI Operating, LLC	Delaware
ACREFI Holdings DB Member, LLC	Delaware
ACREFI Holdings DB, LLC	Delaware
ACREFI Holdings DB-Series I	Delaware
ACREFI Holdings DB-Series II	Delaware
ACREFI Holdings DB-Series III	Delaware
ACREFI Holdings DB-Series IV	Delaware
ACREFI Holdings DB-Series V	Delaware
ACREFI Holdings DB-Series VI	Delaware
ACREFI Holdings DB-Series VII	Delaware
ACREFI Holdings DB-Series VIII	Delaware
ACREFI Holdings DB-Series IX	Delaware
ACREFI Holdings DB-Series X	Delaware
ACREFI Holdings DB-Series XI	Delaware
ACREFI Holdings DB-Series XII	Delaware
ACREFI Holdings DB-Series XIII	Delaware
ACREFI Holdings DB-Series XIV	Delaware
ACREFI Holdings DB-Series XV	Delaware
ACREFI Holdings DB-Series XVI	Delaware
ACREFI Holdings DB-Series XVII	Delaware
ACREFI Holdings DB-Series XVIII	Delaware
ACREFI Holdings DB-Series XIX	Delaware
ACREFI Holdings DB-Series XX	Delaware
ACREFI Currency, LLC	Delaware
ACREFI Lender, LLC	Delaware
ACREFI I TRS, Inc.	Delaware
ACREFI II TRS, Ltd.	Cayman Islands
ACREFI III TRS, Inc.	Delaware
ACREFI Mezzanine, LLC	Delaware
ACREFI Holdings J-II, LLC	Delaware
ACREFI Mortgage Lending, LLC	Delaware
ACREFI Insurance Services, LLC	Michigan
PEM Kent Holdings, LLC	Delaware
ACREFI Holdings U-1, LLC	Delaware

ACREFI Holdings J-I, LLC	Delaware
Holdings J-1 JV, LLC	Delaware
Operating J-1 JV, LLC	Delaware
ACREFI Holdings J-I JV Member, LLC	Delaware
ACREFI Holdings J-I JV Managing Member, LLC	Delaware
ACREFI M JV, LLC	Delaware
ACREFI W-1, LLC	Delaware
ACREFI W-2, LLC	Delaware
ACREFI Cash Management, LLC	Delaware
ARM Operating, LLC	Delaware
ARM TRS, LLC	Delaware
ARWL 2013-1 Trust	Delaware
ARWL 2013-1 REO Trust	Delaware
ARWL 2014-1 Trust	Delaware
Apollo Residential Mortgage Loans, LLC	Delaware
Apollo Residential Mortgage Securities, LLC	Delaware
ACREFI GS Member, LLC	Delaware
ACREFI GS, LLC	Delaware
ACREFI CS Member, LLC	Delaware
ACREFI CS, LLC	Delaware
ACREFI CS U Member, LLC	Delaware
ACREFI CS U, LLC	Delaware
ACREFI HS Member, LLC	Delaware
ACREFI HS, LLC	Delaware
ACREFI Europe Lending, LLC	Delaware
ACREFI B, LLC	Delaware
ACRE Debt 2 PLC	United Kingdom
ACREFI B-II, LLC	Delaware
ACREFI BN, LLC	Delaware
ACREFI GS UK Member, LLC	Delaware
ACREFI GS UK, LLC	Delaware
ACREFI BA, LLC	Delaware
ACREFI MF, LLC	Delaware
WSRH Washington, LLC	Delaware
ACREFI FS, LLC	Delaware
ACREFI Holdings DB – Series XXI	Delaware
ACREFI Holdings DB – Series XXII	Delaware
ACREFI HIS, LLC	Delaware

ACREFI MU, LLC	Delaware
ACREFI MU II, LLC	Delaware
ACREFI MU Member, LLC	Delaware
Apollo Commercial Lending (Italy) - ARI Sub Fund	Italy
ACREFI HS II, LLC	Delaware
ACREFI SAN Holdings, LLC	Delaware
ACREFI SAN, LLC	Delaware
ACREFI CHRC Holding, LLC	Delaware
ACREFI CHRC, LLC	Delaware
ACREFI RCF Member, LLC	Delaware
ACREFI RCF I, LLC	Delaware
ACREFI ATL, LLC	Delaware
ACREFI ATL LESSEE, LLC	Delaware
Rockwood Mayflower, Inc	Delaware
ACREFI ASP, LLC	Delaware
ACREFI ASP HOLDINGS, LLC	Delaware
ACREFI STWD JV, LLC	Delaware
ACREFI BKLN, LLC	Delaware
Brook NY JV, LLC	Delaware
Brook NY Holdings, LLC	Delaware
Brook NY Residential, LLC	Delaware